4th QUARTER 2021 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of December 31, 2021, ROIC owned 89 shopping centers encompassing approximately 10.2 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment- grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. Overview Supplemental Disclosure Quarter Ended December 31, 2021 - 2 -

Page Balance Sheets……..……………………………………………………………..……………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...……… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Property Acquisitions and Dispositions ………………………….………………………...…………………………………… 10 Property Portfolio ………………………………………………….…………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….…………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 16 Leasing Summary ………………………………………………………..…................................................................................. 17 Same-Space Comparative Leasing Summary ………………………………………………………..…..................................... 18 Leased vs. Billed Summary …………………………...………….……………………..…......................................................... 19 Investor Information …………………………………………………………..………………………………………………… 20 Financial Data Portfolio Data Table of Contents Supplemental Disclosure Quarter Ended December 31, 2021 - 3 -

(dollars in thousands, except par values and share amounts) 12/31/21 12/31/20 ASSETS: Real Estate Investments: Land 915,861$ 881,872$ Building and improvements 2,350,294 2,274,680 3,266,155 3,156,552 Less: accumulated depreciation 510,836 460,165 2,755,319 2,696,387 Mortgage note receivable 4,875 4,959 Real Estate Investments, net 2,760,194 2,701,346 Cash and cash equivalents 13,218 4,822 Restricted cash 2,145 1,814 Tenant and other receivables, net 55,787 58,756 Acquired lease intangible assets, net 50,139 50,110 Prepaid expenses 5,337 4,811 Deferred charges, net 25,017 25,655 Other assets 17,007 17,296 TOTAL ASSETS 2,928,844$ 2,864,610$ LIABILITIES: Term loan 298,889$ 298,524$ Credit facility - 48,000 Senior Notes 945,231 943,655 Mortgage notes payable 85,354 86,509 Acquired lease intangible liabilities, net 136,608 125,796 Accounts payable and accrued expenses 48,598 17,687 Tenants' security deposits 7,231 6,854 Other liabilities 40,580 46,426 TOTAL LIABILITIES 1,562,491 1,573,451 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 12 12 Additional paid-in capital 1,577,837 1,497,662 Dividends in excess of earnings (297,801) (289,309) Accumulated other comprehensive loss (3,154) (8,812) Total Retail Opportunity Investments Corp. stockholders' equity 1,276,894 1,199,553 Non-controlling interests 89,459 91,606 TOTAL EQUITY 1,366,353 1,291,159 TOTAL LIABILITIES AND EQUITY 2,928,844$ 2,864,610$ The Company's Form 10-Q for the quarters ended September 30, 2021, June 30, 2021, and March 31, 2021, and Form 10-K for the years ended December 31, 2021 and 2020 should be read in conjunction with the above information. Balance Sheets Supplemental Disclosure Quarter Ended December 31, 2021 - 4 -

Income Statements

Supplemental Disclosure
Quarter Ended December 31, 2021

(in thousands, except per share amounts)

	3 Months Ended (unaudited)		Year Ended	
	12/31/21	12/31/20	12/31/21	12/31/20
REVENUES:				
Rental revenue [(1)]	$ 71,999	$ 71,391	$ 280,924	$ 280,388
Other income	799	1,527	3,176	3,726
TOTAL REVENUES	72,798	72,918	284,100	284,114
OPERATING EXPENSES:				
Property operating	12,105	10,847	44,439	41,050
Property taxes	8,161	8,023	33,663	33,288
Depreciation and amortization	23,528	24,690	92,929	97,731
General and administrative expenses	5,301	4,781	19,654	16,755
Other expense	229	318	860	843
TOTAL OPERATING EXPENSES	49,324	48,659	191,545	189,667
Gain on sale of real estate	-	-	22,340	-
OPERATING INCOME	23,474	24,259	114,895	94,447
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(14,362)	(14,679)	(57,535)	(59,726)
NET INCOME	9,112	9,580	57,360	34,721
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(598)	(681)	(3,852)	(2,707)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 8,514	$ 8,899	$ 53,508	$ 32,014
NET INCOME PER COMMON SHARE - BASIC	$ 0.07	$ 0.08	$ 0.44	$ 0.27
NET INCOME PER COMMON SHARE - DILUTED	$ 0.07	$ 0.08	$ 0.44	$ 0.27
Weighted average common shares outstanding - basic	121,232	117,353	119,545	116,732
Weighted average common shares outstanding - diluted	130,066	126,496	128,454	126,627

(1) RENTAL REVENUE				
Base rents	$ 53,023	$ 50,295	$ 205,954	$ 205,549
Recoveries from tenants	16,987	15,909	67,995	67,141
Straight-line rent	521	516	959	1,079
Amortization of above- and below-market rent	2,224	6,898	8,795	17,654
Bad debt	(756)	(2,227)	(2,779)	(11,035)
TOTAL RENTAL REVENUE	$ 71,999	$ 71,391	$ 280,924	$ 280,388

The Company's Form 10-Q for the quarters ended September 30, 2021, June 30, 2021, and March 31, 2021, and Form 10-K for the years ended December 31, 2021 and 2020 should be read in conjunction with the above information.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Funds From Operations

Supplemental Disclosure
Quarter Ended December 31, 2021

(in thousands, except per share amounts)

	3 Months Ended (unaudited)		Year Ended	
	12/31/21	12/31/20	12/31/21	12/31/20
Funds from Operations (FFO) [(1)] **:**				
Net income attributable to ROIC common stockholders	$ 8,514	$ 8,899	$ 53,508	$ 32,014
Adjustments:				
Depreciation and amortization expense	23,528	24,690	92,929	97,731
Gain on sale of real estate	-	-	(22,340)	-
FUNDS FROM OPERATIONS - BASIC	32,042	33,589	124,097	129,745
Net income attributable to non-controlling interests	598	681	3,852	2,707
FUNDS FROM OPERATIONS - DILUTED	$ 32,640	$ 34,270	$ 127,949	$ 132,452
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.26	$ 0.29	$ 1.04	$ 1.11
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.25	$ 0.27	$ 1.00	$ 1.05
Weighted average common shares outstanding - basic	121,232	117,353	119,545	116,732
Weighted average common shares outstanding - diluted	130,066	126,496	128,454	126,627
Common dividends per share	$ 0.11 [(2)]	$ -	$ 0.44 [(2)]	$ 0.20
FFO Payout Ratio	44.0%	-	44.0%	19.0%
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (521)	$ (516)	$ (959)	$ (1,079)
Above/below market rent amortization, net	(2,224)	(6,898)	(8,795)	(17,654)
Non-cash interest expense	(14)	73	45	293
Deferred financing costs and mortgage premiums, net	600	596	2,383	2,219
Stock based compensation	3,167	2,549	11,030	8,914
Capital Expenditures				
Tenant improvements	$ 8,424	$ 4,901	$ 25,248	$ 18,569
Leasing commissions	482	410	1,888	1,365
Building improvements	395	321	1,012	868
Reimbursable property improvements	848	85	1,421	1,289
Pad and other development	2,109	4,839	12,172	9,715
Value enhancing tenant improvements	2,002	1,395	5,945	5,678

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

(2) - Amount excludes the $0.07 special gain dividend declared in the fourth quarter 2021. Including the gain dividend, the FFO Payout Ratio for the fourth quarter 2021 is 72% and for the full year 2021 is 51%.

The above does not purport to disclose all items required under GAAP.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended December 31, 2021

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Casitas Plaza Shopping Center	$	6,660	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace		16,811	4.96%	3.80%	07/01/22	1.3%
Fullerton Crossroads		26,000	4.73%	3.82%	04/06/24	1.9%
Diamond Hills Plaza		35,393	3.55%	3.61%	10/01/25	2.7%
Total Mortgage Debt		84,864	4.33%	3.78%	2.4 Years (WA)	6.4%
Unsecured Senior Notes:						
Senior Notes Due 2023		250,000	5.00%	5.21%	12/15/23	18.7%
Senior Notes Due 2024		250,000	4.00%	4.21%	12/15/24	18.7%
Senior Notes Due 2026		200,000	3.95%	3.95%	09/22/26	15.0%
Senior Notes Due 2027		250,000	4.19%	4.19%	12/15/27	18.7%
Total Unsecured Senior Notes		950,000	4.30%	4.41%	3.9 Years (WA)	71.1%
Term Loan:						
Interest rate swaps		100,000	3.59%	3.59%	8/31/2022	7.5%
Interest rate swaps		200,000	2.74%	2.74%	8/31/2022	15.0%
Total Term Loan		300,000	3.02%	3.02%		22.5%
Total Fixed Rate Debt		**1,334,864**	**4.02%**	**4.06%**	**3.7 Years (WA)**	**100.0%**
Variable Rate Debt						
Credit Facility		-	1.00%	1.00%	02/20/24 (1)	0.0%
Term Loan		300,000			01/20/25	
Interest rate swaps - Term Loan		(300,000)				
Total Variable Rate Debt		-	**1.00%**	**1.00%**	**3.1 Years (WA)**	**0.0%**
TOTAL PRINCIPAL DEBT	**$**	**1,334,864**	**4.03%**	**4.08%**	**3.6 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages		632				
Net unamortized discounts on notes		(2,186)				
Net unamortized deferred financing charges (2)		(3,836)				
Total Debt	**$**	**1,329,474**				

(1) Does not include extension options available to ROIC.

(2) Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages.

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(unaudited, dollars in thousands) Summary of Principal Maturities Senior Total Principal Percentage of Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 23,129$ -$ -$ -$ 24,133$ 1.8% - - - 250,000 250,686 18.8% 26,000 - - 250,000 276,708 20.7% 32,787 - 300,000 - 333,337 25.0% - - - 200,000 200,000 15.0% - - - 250,000 250,000 18.7% - - - - - - % 81,916$ -$ 300,000$ 950,000$ 1,334,864$ 100.0% Summary of Unencumbered/Encumbered Properties Percentage GLA of GLA Unencumbered properties 9,611,413 94.6% Encumbered properties 552,471 5.4% 10,163,884 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Principal Debt Unsecured principal debt 1,250,000$ 93.6% Secured principal debt 84,864 6.4% Total Principal Debt 1,334,864$ 100.0% (1) Does not include extension options available to ROIC. Amount 2022 1,004$ Mortgage Principal 2024 708 2025 550 2026 - 2027 - Thereafter - Year Payments 2023 686 Mortgage Principal due at Maturity 89 2,948$ Number of Properties 85 4 Summary of Debt Outstanding, continued (1) Supplemental Disclosure Quarter Ended December 31, 2021 - 8 -

Supplemental Disclosure
Quarter Ended December 31, 2021

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	12/31/21	09/30/21	06/30/21	03/31/21	12/31/20
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.3x	3.3x	3.2x	3.2x	3.4x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.2x	3.3x	3.2x	3.1x	3.3x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.0x	6.6x	6.9x	7.3x	7.5x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	7.1x	6.6x	6.8x	7.2x	7.1x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	45.6%	46.1%	46.7%	47.4%	48.3%
Total principal debt/undepreciated book value	38.8%	39.4%	39.9%	40.7%	41.6%
Secured principal debt/undepreciated book value	2.5%	2.5%	2.5%	2.6%	2.6%
Market capitalization calculations, at period end:					
Common shares outstanding	121,926	120,664	120,041	117,813	117,409
Operating partnership units (OP units) outstanding	8,542	8,542	8,542	8,867	8,966
Common stock price per share	$ 19.60	$ 17.42	$ 17.66	$ 15.87	$ 13.39
Total equity market capitalization	$ 2,557,170	$ 2,250,772	$ 2,270,784	$ 2,010,409	$ 1,692,160
Total principal debt	1,334,864	1,335,127	1,335,279	1,349,428	1,383,580
TOTAL MARKET CAPITALIZATION	$ 3,892,034	$ 3,585,899	$ 3,606,063	$ 3,359,837	$ 3,075,740
Unsecured Senior Notes Financial Covenants: (1)					
Total debt to total assets not to exceed 60%	40.9%	41.5%	42.2%	43.0%	44.1%
Total secured debt to total assets not to exceed 40%	2.6%	2.6%	2.7%	2.7%	2.7%
Total unencumbered assets to total unsecured debt not to be less than 150%	275.4%	271.7%	267.8%	262.5%	227.5%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.2x	3.3x	3.2x	3.1x	3.2x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

(dollars in thousands) Acquisitions Date Owned Shopping Centers Location Acquired Purchase Amount GLA 3Q 2021 Canyon Creek Plaza San Jose, CA 09/01/21 27,900$ 64,662 4Q 2021 Palomar Village Temecula, CA 10/12/21 32,500$ 125,130 South Point Plaza Everett, WA 11/10/21 37,150 189,960 Olympia West Center Olympia, WA 12/06/21 24,800 69,212 94,450$ 384,302 Total 2021 Acquisitions 122,350$ 448,964 Dispositions Date Owned Shopping Centers Location Sold Sale Amount GLA 2Q 2021 Euclid Plaza San Diego, CA 04/21/21 25,800$ 77,044 3Q 2021 Green Valley Station Cameron Park, CA 08/12/21 15,087$ 52,245 Mills Shopping Center Rancho Cordova, CA 09/28/21 28,805 235,514 Total 3Q 2021 43,892$ 287,759 Total 2021 Dispositions 69,692$ 364,803 Property Acquisitions and Dispositions Supplemental Disclosure Quarter Ended December 31, 2021 - 10 -

Supplemental Disclosure
Quarter Ended December 31, 2021

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0%	$	1,978	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	96.3%		2,463	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	100.0%		3,060	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	97.9%		2,024	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	97.5%		1,403	Albertsons Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%		2,373	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	100.0%		2,437	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	96.6%		3,945	H-Mart Supermarket
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,425	97.3%		2,618	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.0%		13,308	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket (2), TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	90.7%		1,956	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	97.2%		2,394	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	90.5%		2,572	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	93.1%		4,217	Sprouts Market, Kroger (Ralph's) Supermarket (2), Rite Aid Pharmacy (2)
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	86.1%		2,109	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	99.2%		1,896	Albertsons Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	97.4%		3,666	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,444	86.2%		4,400	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	100.0%		1,441	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	93.8%		3,601	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,755**	**96.3%**	**$**	**63,861**	
Orange County metro area									
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	98.9%	$	2,375	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	98.2%		1,910	Safeway (Vons) Supermarket, CVS Pharmacy (2)
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	90.6%		2,655	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	106,800	100.0%		2,218	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	122,636	99.0%		1,954	AA Supermarket, Ross Dress For Less, AutoZone Mega Hub
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	90.9%		4,203	Trader Joe's
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	99.0%		2,456	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,785	98.9%		3,616	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	96.3%		2,983	Smart & Final Extra Supermarket
Orange Country metro area total					**1,087,666**	**96.7%**	**$**	**24,370**	
San Diego metro area									
Marketplace Del Rio	*	Oceanside	CA	01/03/11	183,787	97.7%	$	3,624	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,272	94.6%		2,560	CVS Pharmacy
Bay Plaza	*	San Diego	CA	10/05/12	73,324	98.0%		2,130	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%		969	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	99.3%		3,464	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	133,914	94.4%		3,238	Stater Brothers Supermarket, AMC Theatres
Palomar Village		Temecula	CA	10/12/21	125,130	99.0%		2,113	Albertsons Supermarket, CVS Pharmacy
San Diego metro area total					**748,444**	**97.5%**	**$**	**18,098**	
Southern California Totals					**4,777,865**	**96.6%**	**$**	**106,329**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
*Denotes properties in same center pool for 4Q 2021.

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Supplemental Disclosure
Quarter Ended December 31, 2021

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR [(1)]	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	140,962	98.6%		3,141	SaveMart (Lucky of CA) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	92.4%		2,217	SaveMart (Lucky of CA) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0%		2,586	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		566	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	131,713	98.6%		3,491	Grocery Outlet Supermarket, Dollar Tree, MedVet Silicon Valley
Granada Shopping Center	*	Livermore	CA	06/27/13	71,525	100.0%		1,526	SaveMart (Lucky of CA) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	97.7%		2,254	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0%		2,764	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	91.0%		1,634	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,380	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	94.3%		2,587	SaveMart (Lucky of CA) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,915	100.0%		2,366	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	93.7%		1,023	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,606	100.0%		1,728	REI, Cost Plus World Market, DSW
Monta Loma Plaza	*	Mountain View	CA	09/19/17	49,694	100.0%		1,597	Safeway Supermarket
Canyon Creek Plaza		San Jose	CA	09/01/21	64,662	98.5%		2,112	New Seasons Market
Northern California Total					**1,372,188**	**97.9%**	**$**	**35,443**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

*Denotes properties in same center pool for 4Q 2021.

- 12 -

ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended December 31, 2021

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$	886	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,679	Albertsons (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%		2,624	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%		1,967	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	73.5%		1,438	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	96.1%		2,566	WinCo Foods (2), Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	100.0%		2,010	Central Supermarket, Marshall's
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	100.0%		2,906	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	473,131	97.8%		12,083	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%		3,440	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,531	100.0%		2,585	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	110,257	100.0%		2,418	Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%		690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	100.0%		3,121	National Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	95.8%		1,084	Grocery Outlet Supermarket, Dollar Tree
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0%		1,076	Thriftway Supermarket
Summerwalk Village	*	Lacey	WA	12/13/19	60,343	98.0%		880	Walmart Neighborhood Market
South Point Plaza		Everett	WA	11/10/21	189,960	97.2%		2,222	Grocery Outlet Supermarket, Rite Aid Pharmacy, Hobby Lobby, Pep Boys
Olympia West Center		Olympia	WA	12/06/21	69,212	100.0%		1,539	Trader Joe's, Petco
Seattle metro area total					**2,261,789**	**98.1%**	**$**	**47,214**	
Portland metro area									
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,397	100.0%	$	3,898	New Seasons Market
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%		1,924	Kroger (Fred Meyer) Supermarket (2)
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%		1,970	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	108,054	100.0%		1,928	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%		1,324	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%		1,434	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%		2,685	Albertsons Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%		1,137	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0%		2,093	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	99.2%		2,974	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	97.7%		1,487	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%		1,619	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%		2,312	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%		833	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	118,122	100.0%		2,097	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0%		2,292	Kroger (QFC) Supermarket
King City Plaza	*	King City	OR	05/18/18	62,676	83.5%		894	Grocery Outlet Supermarket
Portland metro area total					**1,752,042**	**99.2%**	**$**	**32,901**	
Pacific Northwest Totals					**4,013,831**	**98.6%**	**$**	**80,115**	
TOTAL SHOPPING CENTERS					**10,163,884**	**97.5%**	**$**	**221,887**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
*Denotes properties in same center pool for 4Q 2021.

- 13 -

ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended December 31, 2021

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended 12/31/21	Three Months Ended 12/31/20	Three Months Ended $ Change	Three Months Ended % Change	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended $ Change	Year Ended % Change
Number of shopping centers included in same-center analysis (1)	85	85			85	85		
Same-center occupancy	97.5%	97.0%		0.5%	97.5%	97.0%		0.5%
REVENUES:								
Base rents	$ 50,645	$ 48,781	$ 1,864	3.8%	$ 199,858	$ 199,702	$ 156	0.1%
Percentage rent	865	237	628	265.0%	1,129	505	624	123.6%
Recoveries from tenants	16,420	15,518	902	5.8%	66,045	64,951	1,094	1.7%
Other property income	608	1,284	(676)	(52.6)%	2,101	2,620	(519)	(19.8)%
Bad debt	(683)	(1,915)	1,232	(64.3)%	(2,621)	(10,049)	7,428	(73.9)%
TOTAL REVENUES	67,855	63,905	3,950	6.2%	266,512	257,729	8,783	3.4%
OPERATING EXPENSES:								
Property operating expenses	12,108	10,737	1,371	12.8%	44,177	41,344	2,833	6.9%
Property taxes	7,926	7,867	59	0.7%	32,948	32,562	386	1.2%
TOTAL OPERATING EXPENSES	20,034	18,604	1,430	7.7%	77,125	73,906	3,219	4.4%
SAME-CENTER CASH NET OPERATING INCOME	**$ 47,821**	**$ 45,301**	**$ 2,520**	**5.6%**	**$ 189,387**	**$ 183,823**	**$ 5,564**	**3.0%**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION

	Three Months Ended 12/31/21	Three Months Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
GAAP Operating Income	$ 23,474	$ 24,259	$ 114,895	$ 94,447
Depreciation and amortization	23,528	24,690	92,929	97,731
General and administrative expenses	5,301	4,781	19,654	16,755
Other expense	229	318	860	843
Gain on sale of real estate	-	-	(22,340)	-
Straight-line rent	(521)	(516)	(959)	(1,079)
Amortization of above- and below-market rent	(2,224)	(6,898)	(8,795)	(17,654)
Property revenues and other expenses (2)	(249)	(11)	(768)	(484)
TOTAL COMPANY CASH NET OPERATING INCOME	49,538	46,623	195,476	190,559
Non Same-Center Cash NOI	(1,717)	(1,322)	(6,089)	(6,736)
SAME-CENTER CASH NET OPERATING INCOME	**$ 47,821**	**$ 45,301**	**$ 189,387**	**$ 183,823**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.

- 14 -

(dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertsons / Safeway Supermarkets 19 948,195 9.6% 12,150$ 5.5% 2 Kroger Supermarkets 11 483,455 4.9% 7,538 3.4% 3 Rite Aid Pharmacy 14 263,390 2.7% 3,413 1.5% 4 JP Morgan Chase 21 95,163 1.0% 3,152 1.4% 5 Trader Joe's 9 109,307 1.1% 3,134 1.4% 6 Grocery Outlet Supermarkets 10 225,004 2.3% 3,000 1.4% 7 SaveMart Supermarkets 4 187,639 1.9% 2,995 1.3% 8 Marshall's / TJMaxx 6 178,195 1.8% 2,840 1.3% 9 Sprouts Markets 4 159,163 1.6% 2,747 1.2% 10 H-Mart Supermarkets 3 147,040 1.5% 2,521 1.1% Top 10 Tenants Total 101 2,796,551 28.4% 43,490$ 19.5% Other Tenants 1,869 7,108,503 71.6% 178,397 80.5% Total Portfolio 1,970 9,905,054 100.0% 221,887$ 100.0% Top Ten Tenants Supplemental Disclosure Quarter Ended December 31, 2021 - 15 -

Supplemental Disclosure
Quarter Ended December 31, 2021

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2022	7	271,556	2.7%	3,673	1.7%	13.52
2023	25	723,122	7.3%	12,025	5.4%	16.63
2024	15	505,124	5.1%	8,415	3.8%	16.66
2025	22	730,180	7.4%	9,919	4.5%	13.58
2026	23	737,297	7.4%	9,595	4.3%	13.01
2027	11	324,499	3.3%	3,486	1.6%	10.74
2028	17	626,813	6.3%	11,087	5.0%	17.69
2029	12	433,505	4.4%	6,988	3.1%	16.12
2030	6	226,514	2.3%	3,431	1.5%	15.15
2031	9	276,035	2.8%	4,926	2.2%	17.85
2032+	18	688,289	6.9%	10,030	4.6%	14.57
	165	5,542,934	55.9%	$ 83,575	37.7%	$ 15.08

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2022	277	473,488	4.8%	15,652	7.1%	33.06
2023	296	654,124	6.6%	20,742	9.3%	31.71
2024	278	640,890	6.5%	19,996	9.0%	31.20
2025	252	609,590	6.2%	18,861	8.5%	30.94
2026	263	616,695	6.2%	19,814	8.9%	32.13
2027	156	436,332	4.4%	12,615	5.7%	28.91
2028	60	175,301	1.8%	6,389	2.9%	36.44
2029	51	161,969	1.6%	5,189	2.3%	32.04
2030	40	116,422	1.2%	4,467	2.0%	38.37
2031	55	185,639	1.9%	5,698	2.6%	30.69
2032+	77	291,670	2.9%	8,889	4.0%	30.48
	1,805	4,362,120	44.1%	$ 138,312	62.3%	$ 31.71

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2022	284	745,044	7.5%	19,325	8.8%	25.94
2023	321	1,377,246	13.9%	32,767	14.7%	23.79
2024	293	1,146,014	11.6%	28,411	12.8%	24.79
2025	274	1,339,770	13.6%	28,780	13.0%	21.48
2026	286	1,353,992	13.6%	29,409	13.2%	21.72
2027	167	760,831	7.7%	16,101	7.3%	21.16
2028	77	802,114	8.1%	17,476	7.9%	21.79
2029	63	595,474	6.0%	12,177	5.4%	20.45
2030	46	342,936	3.5%	7,898	3.5%	23.03
2031	64	461,674	4.7%	10,624	4.8%	23.01
2032+	95	979,959	9.8%	18,919	8.6%	19.31
	1,970	9,905,054	100.0%	$ 221,887	100.0%	$ 22.40

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended December 31, 2021

Leasing Summary

	For the Three Months Ended December 31, 2021			For the Year Ended December 31, 2021		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	44	2	46	193	2	195
Gross Leasable Area (sq. ft.)	95,379	45,409	140,788	403,052	45,409	448,461
Initial Base Rent ($/sq. ft.) (1)	$ 30.95	$ 25.54	$ 29.20	$ 31.23	$ 25.54	$ 30.65
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -	$ 1.30	$ -	$ 1.17
Leasing Commissions ($/sq. ft.)	$ 4.16	$ -	$ 2.82	$ 3.62	$ -	$ 3.25
Weighted Average Lease Term (Yrs.) (2)	6.8	12.4	8.6	6.8	12.4	7.4
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	81	4	85	268	14	282
Gross Leasable Area (sq. ft.)	164,912	115,867	280,779	556,192	423,157	979,349
Initial Base Rent ($/sq. ft.) (1)	$ 35.18	$ 16.12	$ 27.31	$ 31.56	$ 12.99	$ 23.53
Tenant Improvements ($/sq. ft.)	$ 1.55	$ -	$ 0.91	$ 0.55	$ -	$ 0.31
Leasing Commissions ($/sq. ft.)	$ 0.12	$ -	$ 0.07	$ 0.06	$ -	$ 0.04
Weighted Average Lease Term (Yrs.) (2)	4.6	5.0	4.7	4.4	5.7	5.0
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	125	6	131	461	16	477
Gross Leasable Area (sq. ft.)	260,291	161,276	421,567	959,244	468,566	1,427,810
Initial Base Rent ($/sq. ft.) (1)	$ 33.63	$ 18.77	$ 27.94	$ 31.42	$ 14.20	$ 25.77
Tenant Improvements ($/sq. ft.)	$ 0.98	$ -	$ 0.61	$ 0.86	$ -	$ 0.58
Leasing Commissions ($/sq. ft.)	$ 1.60	$ -	$ 0.99	$ 1.56	$ -	$ 1.05
Weighted Average Lease Term (Yrs.) (2)	5.4	7.1	6.0	5.4	6.4	5.7

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 17 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended December 31, 2021

Same-Space Comparative Leasing Summary

	For the Three Months Ended December 31, 2021			For the Year Ended December 31, 2021		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	16	2	18	99	2	101
Comparative GLA (sq. ft.) [(1)]	29,057	45,409	74,466	201,575	45,409	246,984
Prior Base Rent ($/sq. ft.) [(2)]	$ 30.07	$ 16.67	$ 21.90	$ 29.25	$ 16.67	$ 26.94
Initial Base Rent ($/sq. ft.)	$ 31.44	$ 25.54	$ 27.84	$ 32.18	$ 25.54	$ 30.96
Percentage Change in Base Rents	4.6%	53.2%	27.1%	10.0%	53.2%	14.9%
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -	$ 2.43	$ -	$ 1.98
Leasing Commissions ($/sq. ft.)	$ 2.67	$ -	$ 1.04	$ 3.60	$ -	$ 2.94
Weighted Average Lease Term (Yrs.) [(3)]	6.0	12.4	9.9	7.0	12.4	8.0
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	81	4	85	268	14	282
Comparative GLA (sq. ft.)	164,912	115,867	280,779	556,192	423,157	979,349
Prior Base Rent ($/sq. ft.) [(2)]	$ 33.78	$ 15.11	$ 26.07	$ 30.40	$ 12.27	$ 22.57
Initial Base Rent ($/sq. ft.)	$ 35.18	$ 16.12	$ 27.31	$ 31.56	$ 12.99	$ 23.53
Percentage Change in Base Rents	4.2%	6.7%	4.8%	3.8%	5.8%	4.3%
Tenant Improvements ($/sq. ft.)	$ 1.55	$ -	$ 0.91	$ 0.55	$ -	$ 0.31
Leasing Commissions ($/sq. ft.)	$ 0.12	$ -	$ 0.07	$ 0.06	$ -	$ 0.04
Weighted Average Lease Term (Yrs.) [(3)]	4.6	5.0	4.7	4.4	5.7	5.0
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	97	6	103	367	16	383
Comparative GLA (sq. ft.) [(1)]	193,969	161,276	355,245	757,767	468,566	1,226,333
Prior Base Rent ($/sq. ft.) [(2)]	$ 33.22	$ 15.55	$ 25.20	$ 30.09	$ 12.70	$ 23.45
Initial Base Rent ($/sq. ft.)	$ 34.62	$ 18.77	$ 27.42	$ 31.72	$ 14.20	$ 25.03
Percentage Change in Base Rents	4.2%	20.7%	8.8%	5.4%	11.8%	6.7%
Tenant Improvements ($/sq. ft.)	$ 1.32	$ -	$ 0.72	$ 1.05	$ -	$ 0.65
Leasing Commissions ($/sq. ft.)	$ 0.50	$ -	$ 0.27	$ 1.00	$ -	$ 0.62
Weighted Average Lease Term (Yrs.) [(3)]	4.8	7.1	5.9	5.1	6.4	5.6

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.
(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.
(3) Does not assume exercise of renewal options.

- 18 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

(dollars in thousands) 12/31/21 09/30/21 06/30/21 03/31/21 % leased at beginning of quarter 97.4% 96.9% 96.9% 96.8% % billed at beginning of quarter 92.8% 92.4% 92.8% 92.8% ABR of new leases signed/not yet commenced - at beginning of quarter 10,075$ 10,420$ 9,554$ 8,590$ less: ABR of new leases commenced during quarter (1,998) (1,890) (1,928) (1,044) plus: ABR of new leases signed during quarter 2,523 1,545 2,794 2,008 ABR of new leases signed/not yet commenced - at end of quarter 10,601$ 10,075$ 10,420$ 9,554$ % leased at end of quarter 97.5% 97.4% 96.9% 96.9% % billed at end of quarter 92.8% 92.8% 92.4% 92.8% ABR of new leases commenced during quarter - actual cash received 297$ 298$ 305$ 177$ Leased vs. Billed Summary Supplemental Disclosure Quarter Ended December 31, 2021 - 19 -

Equity Research Coverage Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Katy McConnell 212.816.4471 Green Street Vince Tibone 949.640.8780 Paulina Rojas Schmidt 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Wells Fargo Tamara Fique 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. William Kuo 609.658.7945 Moody’s Investors Service Juan Acosta 212.553.4849 S&P Global Ratings Michael Souers 212.438.2508 Investor Information Retail Opportunity Investments Corp. www.roireit.net NASDAQ: ROIC 11250 El Camino Real, Suite 200 San Diego, CA 92130 Transfer Agent: Sue Barron Computershare sue.barron@computershare.com Investor Relations: Ashley Rubino arubino@roireit.net 858.255.4913 Supplemental Disclosure Quarter Ended December 31, 2021 - 20 -